EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2005 (the "Report") by Tarrant Apparel Group ("Registrant"), the undersigned hereby certifies that:

1.   to  the  best  of  my  knowledge,   the  Report  fully  complies  with  the
     requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. to the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



Date:   November 14, 2005                    By:    /s/ Corazon Reyes
                                                    -----------------------
                                                    Corazon Reyes,
                                                    Chief Financial Officer